The Lazard Funds, Inc.

Lazard Emerging Markets Equity Portfolio (the “Portfolio”)

The Portfolio is closed to most new investors as of September 30, 2008.

Who Can Invest in the Portfolio?

If you were a direct shareholder of the Portfolio (in your own name or as a beneficial owner of shares held in someone else’s name) on September 30, 2008, and your account remains open, you may make additional investments in the Portfolio or open additional accounts in the Portfolio under the same primary Identification Number (SSN/TIN). In addition, you may continue to reinvest your dividends and capital gain distributions in shares of the Portfolio.

The following categories of investors may continue to invest in the Portfolio or open a new account:

•	Financial advisors, planners, consultants, institutions and intermediaries with existing clients in the Portfolio at the time of the close.
•	Sponsor fee-based programs with existing clients in or allocations to the Portfolio at the time of the close.
•	Retirement or employee benefit plans (including 401(k) and other defined contribution plans), and their participants, that currently may invest in the Portfolio at the time of the close.
•	If you are transferring or “rolling over” into an IRA Account from an employee benefit plan through which you held shares of the Portfolio at the time of the close.
•	Employees of the Portfolio’s Investment Manager or its affiliates, or an immediate family member of either.
•	If shares of the Portfolio have been transferred to you from an existing shareholder or if you have received shares of the Portfolio as a gift from an existing shareholder of the Portfolio.
•	Directors of the Fund.

The Portfolio may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Portfolio. The Fund’s Board of Directors and Investment Manager reserve the right to close a portfolio of the Fund at any time (including closing a portfolio to one or more of the above categories of investors) or to re-open a closed portfolio to all investors at any future date.

If you have any questions about whether you are able to purchase shares of Lazard Emerging Markets Equity Portfolio, please call 800-823-6300.

Dated: August 25, 2008